April 7, 2008 New Orleans, LA Howard Weil 2008 Energy Conference Exhibit 99.1

Forward Looking Statement
The statements described in this presentation that are not historical facts are forward-looking statements within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements which could be made include, but are not limited to, statements involving prospects for the company, expected revenues, capital expenditures, costs and results of operations, synergies, market outlook, revenue backlog for the company and other drillers, contract opportunities and commitments, operational performance, rig demand, rig capacity, dayrates, rig reactivations, rig upgrades, newbuild and acquisition opportunities, uses of excess cash, fleet marketing efforts, rig mobilizations and planned shipyard programs. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, rig demand and capacity, drilling industry market conditions, possible delays or cancellation of drilling contracts, work stoppages, operational or other downtime, the company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations, future financial results, operating hazards, political and other uncertainties inherent in non-U.S. operations (including exchange and currency fluctuations), war, terrorism, natural disaster and cancellation or unavailability of insurance coverage, the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors discussed in the company's most recent Form 10-K for the year ended December 31, 2007 and in the company's other filings with the
SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company’s web site at www.deepwater.com.

Positioned for superior performance
World’s largest offshore drilling company
Diversified revenue sources
Substantial contract revenue backlog
Positioned to benefit from strong drilling markets
Outstanding shareholder value creation
Key Investment Highlights

A Successful Business Model

Growth through
Acquisitions,
Newbuilds,
Mergers
(No speculative
newbuilds)
Differentiated by:
-
Fleet composition
-
Technology and
technical capability
-
Organization
-
People
-
Multinational
-
ADTI / CMI
Capture Long-
Term Contracts to
Create Base-line
Cash Flow

Effective Execution
Creates Success

High quality, consistent
and safe drilling
services
Continuous
improvement
Lateral learning
Adapting technology
Engineering in safety
Proactive solutions for
customers
World class project
management expertise
Focus on people

Largest Worldwide Rig Fleet
(1)
39
11
10
8
25
3
21
6
65
44
44
13
28
7
8
4
4
12
0
20
40
60
80
100
120
140
RIG NE ESV DO PDE SDRL
High-Spec Floaters Midwater Floaters Jackups Newbuilds
137
62
49
46 45
22
6
2
3
1
2 1

BUs Comparable in Size to Competitors (2) 7 25 54 50 58 45 44 42 10 0 20 40 60 80 AMU EAU APU NE ESV DO PDE SDRL Rig Count

Strong Presence in all Major Markets
(3)
Newbuilds/Upgrades
Asset
Newbuild Floaters
JV Floaters
Sedco 706 Upgrade
6
2
1
South America
Asset
Floaters
Jackups
7
2
Total 9
U.S. GoM &
Canada
Asset
Floaters
Jackups
15
-
Total 15
Middle East/
Mediterranean
Asset
Floaters
Jackups
1
20
Total 21
West Africa
Asset
Floaters
Jackups
16
13
Total 29
North Sea/Norway
Asset
Floaters
Jackups
14
7
Total 21
India
Asset
Floaters
Jackups
6
7
Total 13
Asia/Australia/
Sakhalin
Asset
Floaters
Jackups
4
16
Total 20
Total Fleet
Asset Total
Floaters
Jackups
Newbuilds/Upgrades
63
65
9
Total 137

Market continues to be supply constrained
80 newbuilds on order
(4)
69 percent contracted
(4)
Only a few midwater (for Norway)
(4)
Demand outlook remains very strong
Development driving growth in established deepwater plays
Continued exploration success in developing basins (Angola, Brazil, India)
Emerging demand in Mexico, SE Asia & Libya
Shortage of rigs for exploration drilling
Full utilization is expected through at least 2010
Growth beyond 2011 predicated upon exploration success
Interest in forward start contracts
A few 10 year contracts being discussed
Record high dayrates continue to be signed
Floater Demand Outstrips Supply

Most Floater Deliveries are Contracted
(5)

0
2
4
6
8
10
12
Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11
0
14
28
42
56
70
84
Contracted Floaters Uncontracted Floaters Running Total

Demand continues to grow
Substantial hydrocarbon resources remain in many
shallow water areas
Exploitation drilling, increased recovery rates, gas
Supply has responded to strong prices, dayrates
unlikely to climb further
Supply growth is a source of concern
28 newbuilds/upgrades delivered since January 2006,
largely on-time
(4)
75 newbuilds remaining to be delivered
(4)
Recent rig orders from non-traditional competitors
Term contracts available
Jackup Market Stable Near-Term

Jackup Deliveries
(5)

0
2
4
6
8
10
12
14
16
18
Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11
0
9
18
27
36
45
54
63
72
81
Contracted Jackups Uncontracted Jackups Jackup Running Total

A Targeted Jackup
Strategy

Position fleet in growth
regions
Middle East
Norway
Capture significant
market share
Serve a variety of
customers
NOCs
Majors
Independants
Improve fleet quality
through acquisitions
and divestitures

Diversified Revenue Sources
32%
28%
29%
8%
3%
Deepwater Midwater Jackups ADTI Other
50%
17%
33%
Majors National Oil Independents
By Asset Class
(6)
By Customer
Proforma Revenue YTD September 30, 2007
$8,047 million

Historical Operating Margin Improvement (7) 15 (US$ billions) 0 1 2 3 4 5 6 7 2003 2004 2005 2006 2007 5% 15% 25% 35% 45% 55% Revenue Operating Income Operating Margin

8.7 3.8 2.7 6.1 2.5 8.5 0.0 2.0 4.0 6.0 8.0 10.0 2008 2009 2010 2011 2012 2013-16 Strong Backlog Creates Visibility Total Contract Revenue Backlog - $32.3 billion (8) (US$ billions) 16

Midwater Fleet
(25 Rigs)
Percent of Fleet Under Contract Commitments
(3)
90%
10%
63%
37%
5%
95%
High-Specification
Floaters Fleet
(47 Rigs
(10)
)
2008 (Remaining)
2009
86%
14%
2010
65%
35%
33%
67%
Jackups Fleet
(65 Rigs)
85%
15%
46%
54%
20%
80%
(9)

Committed
Uncommitted

Key Investment Highlights

Positioned for superior performance
World’s largest offshore drilling company
Diversified revenue sources
Substantial contract revenue backlog
Positioned to benefit from strong drilling markets
Outstanding shareholder value creation

Appendix

(1) Sources: Latest company-issued fleet status reports. “High-Spec” and “Midwater” Floaters classifications are as described in RIG’s March 10, 2008 Fleet Status Report. Excludes tenders, land rigs, managed rigs and rigs held for sale, where applicable. Newbuilds are inclusive of floaters and jackups to be delivered subsequent to January 1, 2008.
(2) Sources: Latest company-issued fleet status reports. Excludes tenders, land rigs, managed rigs, rigs held for sale and newbuilds, where applicable.
(3) As of March 10, 2008. Excludes two swamp barges, two non-drilling units, two managed floaters and five rigs that are held for sale.
(4) Per various public documents as of February 29, 2008.
(5) Newbuild & Upgrade Delivery Schedule per various public documents as of February 29, 2008.
(6) “Deepwater” includes floater assets with a water depth capability > 4,500 feet; “Midwater” includes floater assets with a water depth capability < 4,500 feet; “Other” includes Integrated Services, Oil & Gas (CMI) & the company’s other rigs.
(7) Sources: 2003 through 2007 RIG Form 10-K’s.
(8) Calculated as of March 1, 2008 based upon data included in the Company’s March 10, 2008 Fleet Status Report.
Represents only operating dayrate from firm contracts.
(9) Commitment time includes operating, mobilization/ demobilization, and scheduled shipyard time as well as priced options;
excludes letters of intent.
(10) Includes seven newbuild drillships and 1 newbuild semisubmersible from the date on which construction is expected to be complete.